UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): October 27, 2010

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As a result of the executive officer appointment described in Item 5.02(c) below, Barbara J. Swan will no longer be President of Wisconsin Power and Light Company (“WPL,”) effective December 1, 2010.

(c) On October 28, 2010, the Board of Directors (the “Board”) of WPL appointed John O. Larsen, 47, President of WPL effective December 1, 2010. Mr. Larsen will replace Ms. Swan, current President of WPL, who is retiring later this year. Mr. Larsen has served as Senior Vice President-Generation of WPL, Alliant Energy Corporation (“AEC”) and Interstate Power and Light Company (“IPL,” along with WPL and AEC, the “Company”) since 2010, Vice President-Generation of the Company from 2008 to 2009, and Vice President – Technical and Integrated Services of the Company from 2004 to 2008. Mr. Larsen will remain Senior Vice President-Generation of AEC and IPL.

(e) On October 27, 2010, the Compensation and Personnel Committee of the Board of the Company approved an amended Key Executive Employment and Severance Agreement (the “KEESA”) with Patricia L. Kampling, Executive Vice President and Chief Financial Officer of the Company. The KEESA was amended to (1) increase the amount of the payment upon termination without cause or for good reason after a change in control of AEC from two times salary and bonus to three times salary and bonus, (2) provide Ms. Kampling the choice of either receiving change in control payments within the Internal Revenue Code excess parachute payment limit and avoiding excise taxes or receiving the full change in control payments subject to applicable excise taxes to be paid by Ms. Kampling, and (3) to increase the protection period from two years to three years. The Company cannot currently determine the benefits, if any, to be paid in the future to Ms. Kampling under the KEESA. The foregoing description of the KEESA is qualified in its entirety by reference to the KEESA, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1) Form of Key Executive Employment and Severance Agreement between AEC and P.L. Kampling

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: October 29, 2010	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President – Human Resources

INTERSTATE POWER AND LIGHT COMPANY

Date: October 29, 2010	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President – Human Resources

WISCONSIN POWER AND LIGHT COMPANY

Date: October 29, 2010	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President – Human Resources

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Key Executive Employment and Severance Agreement between AEC and P.L. Kampling

4